RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

Supplement dated April 25, 2012

to each currently effective Rydex Series Funds and Rydex Dynamic Funds Prospectus

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses for Rydex Series Funds and Rydex Dynamic Funds and should be read in conjunction with those Rydex Series Funds and Rydex Dynamic Funds Prospectuses.

Effective following the close of business on June 15, 2012, the Rydex Series Funds U.S. Government Money Market Fund will no longer offer Investor Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, and Investor2 Class Shares, and all outstanding shares of the U.S. Government Money Market Fund will be converted to the Fund’s new share class, the Money Market Class Shares.

The Money Market Class Shares will have the features listed below.

•	No Distribution and Shareholder Service (12b-1) Fees
•	No Sales Charges[1,2]
•	No initial investment minimum[3]
•	No minimum balance requirements[3]
•	Unlimited exchange privileges with no minimum holding periods or transaction fees[4]
•	May be exchanged for any share class of any other fund in the Guggenheim Investments family of funds subject only to the purchaser eligibility requirements of that share class[3]

The Guggenheim Investments family of funds currently includes each series of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Rydex Funds”) and the Security Equity Fund, the Security Large Cap Value Fund, the Security Mid Cap Growth Fund, and the Security Income Fund (collectively, the “Security Funds”). For more information about the Security Funds’ exchange privileges with the Rydex Series Funds U.S. Government Money Market Fund, please read the Security Funds Prospectus, which is available by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments web site at www.rydex-sgi.com.

[1]

If you exchange your A-Class Shares or C-Class Shares of a Rydex Fund for Money Market Class Shares, and your A-Class Shares or C-Class Shares are subject to a deferred sales charge at the time of the exchange, no deferred sales charge will be incurred on the exchange itself. However, any such deferred sales charge will be assessed at the time you redeem your Money Market Class Shares.

[2]

Similarly, if you exchange your A-Class Shares or C-Class Shares of a Rydex Fund for Money Market Class Shares, the period of time during which you hold Money Market Class Shares will not be counted toward the 12-month holding period applicable to A-Class Shares and C-Class Shares of a Rydex Fund. However, if you subsequently exchange your Money Market Class Shares for A-Class Shares or C-Class Shares of another Rydex Fund, you will be given credit for the period during which you held A-Class Shares or C-Class Shares prior to the exchange of the shares for Money Market Class Shares.

[3]

If you exchange Money Market Class Shares for shares of another Guggenheim Investments Fund, you will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Investments Fund, which may include initial investment amount and account balance requirements.

[4]

While the U.S. Government Money Market Fund offers unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Investments Funds do not allow unlimited trading. If you are contemplating an exchange of Money Market Class Shares for shares of another Guggenheim Investments Fund, you should obtain and review that Guggenheim Investments Fund’s current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Investments Fund, including the Money Market Fund, by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments web site at www.rydex-sgi.com.

Rydex Series Funds U.S. Government Money Market Fund shareholders who do not wish to hold Money Market Class Shares may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively.

The changes to the U.S. Government Money Market Fund’s share class offerings discussed above will not affect the day-to-day management of the Fund in any way, and will not change the advisory fee charged to the Fund.

For more information about the Rydex Series Funds U.S. Government Money Market Fund, please request the Fund’s prospectus by calling Guggenheim Investments Client Services at 800.820.0888 or visiting www.rydex-sgi.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MM-SUP2